LOAN PARTICIPATION AGREEMENT

THIS LOAN PARTICIPATION AGREEMENT (this “Agreement”) is made as of this ___ day of October, 2006, by and between IA ORLANDO SAND, L.L.C., a Delaware limited liability company, having its principal place of business at 2901 Butterfield Road, Oak Brook, Illinois 60523 (together with its successors and/or assigns, hereinafter referred to as “Lender”) and INLAND REAL ESTATE CORPORATION, a Maryland corporation “Participant”).

R E C I T A L S:

A.

Lender is the lawful owner and holder of that certain Promissory Note dated as of September 29, 2006, made by Fourth Quarter Properties 124, LLC, a Georgia limited liability company (“Borrower”) in favor of Lender (the “Note”), which Note evidences a loan made by Lender to Borrower in the original principal amount of Forty One Million Four Hundred Seventy Seven Thousand Sixty Two and 84/100 Dollars ($41,477,062.84) (the “Loan”).  A copy of the Note is attached hereto as Exhibit A; and

B.

The Note is secured by certain loan documents, as described on Exhibit B, attached hereto and made a part hereof (collectively, the “Loan Documents”), securing the Loan.  The legal descriptions of the property described in Mortgage A and the property described in Mortgage B are attached hereto as Exhibit C, and are herein collectively referred to as the “Mortgaged Property”; and

C.

At the closing of the Loan on September 29, 2006 (the “Closing Date”), Lender received from Borrower a loan fee in the amount of $622,155.94 (the “Loan Fee”).

D.

The Note provides for, and Lender is presently holding, an interest reserve to pay interest on the Loan as it becomes due under the Note.

E.

The outstanding and unpaid principal balance of the Note, accrued interest and all other sums which may or shall become due under the Note and the Loan Documents, as such may be modified, are hereinafter collectively referred to as the “Debt”; and

F.

Participant has agreed to pay to Lender the sum of $10,369,265.71 (the “Participation Payment”) in consideration for the participation of Participant with regard to the Note, the Debt, and the Loan Documents in the manner hereinafter set forth.

NOW, THEREFORE, in consideration of payment of Ten Million Three Hundred Sixty Nine Thousand Two Hundred Sixty Five and 71/100 Dollars ($10,369,265.71) by Participant to Lender, and in further consideration of the mutual promises and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Participant hereby agree as follows:

1.

Lender hereby represents to Participant as follows:

(a)

Lender has provided to Participant true, correct, and complete copies of each of the Loan Documents;

(b)

the Loan Documents have not been modified, amended or terminated;

(c)

the outstanding principal balance of the Loan is $41,477,062.84; and

(d)

Lender covenants and agrees that it shall not modify or amend the Note or any of the Loan Documents in any material respect without the prior written consent of Participant.

1.

From and after the date of this Agreement (except with regard to the Loan Fee as specifically provided in Paragraph 3, below), all rights and obligations of Lender with regard to the Loan shall be allocated on a parri passu basis as between Lender and Participant, in the following proportions:

(a)

Participant Share:

10,369,265.71 / 41,477,063 = 25%

(b)

Lender Share:

75%

2.

Lender shall pay to Participant within three business days after the date of this Agreement the Participant Share of (a) the Loan Fee, being:  $622,155.94 x 25% = $155,538.99, and (b) interest on the Loan for the month of October, 2006 calculated from the date of Lender’s receipt of the Participation Payment through October 31, 2006.

3.

From and after the date of this Agreement, the following shall be allocated on a parri passu basis as between Lender and Participant:

(a)

all payments received by Lender under the Note, the Loan Documents, and with regard to the Debt, including without limitation the Extension Fee, if applicable; and

(b)

all un-reimbursed costs incurred by Lender with regard to the Loan; and

(c)

the Participant Share of any income or payments related to the Loan shall be paid by Lender to Participant promptly (but in no event more than two business days) after receipt by Lender; Participant shall pay to Lender the Participant Share of any un-reimbursed costs incurred by Lender with regard to the Loan promptly after receipt of an invoice for such charges from Lender.

4.

Lender shall continue to hold the original Note and original Loan Documents, and shall retain full authority to act as the sole contact with the Borrower with regard to the Note and the Debt and in the administration and servicing of the Loan. In particular but not by way of limitation, Lender shall have the right without the prior consent of Participant to review and approve (a) Borrower’s petitions for zoning or rezoning of the Mortgaged Property, (b) the form and content of the Deed of Trust (including the release of the Deed of Trust as provided for in the Post Closing Agreement) and the Assignment of Development Rights to be delivered by Borrower to Lender per the terms of the Post Closing Agreement (and copies of the final documents shall be delivered to Participant by Lender upon final approval and execution), and (c) all submittals made by Borrower with regard to the items required by the Post Closing Agreement and/or the Loan Documents.

5.

Lender and Participant each represent and warrant to the other that the undersigned has full power, authority and legal right to execute this Agreement on behalf of Lender and Participant, as applicable.

6.

This Agreement may not be modified, amended, changed or terminated orally, but only by an agreement in writing signed by both Lender and Participant.

7.

This Agreement shall be binding upon and inure to the benefit of Lender and Participant and their respective successors and assigns.

8.

This Agreement may be executed in any number of duplicate originals and each such duplicate original shall be deemed to constitute but one and the same instrument.

9.

If any term, covenant or condition of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.

10.

This Agreement shall be governed by and construed in accordance with the laws of the State in which the Mortgaged Property is located.

[SIGNATURE PAGE IMMEDIATELY FOLLOWS]

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IN WITNESS WHEREOF, Lender and Participant have executed this Agreement, as of the day and year first above written.

LENDER:

IA ORLANDO SAND, L.L.C.

By:

Inland American Real Estate Trust, Inc.

By:

________________________

Name:

Title:

PARTICIPANT:

INLAND REAL ESTATE CORPORATION

By:

_________________________________

Its:

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EXHIBIT A

NOTE

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EXHIBIT B

LOAN DOCUMENTS

1.

Mortgage and Security Agreement from Borrower to Lender dated as of September 29, 2006, and recorded in the Official Records of Orange County, Florida (as amended, modified, supplemented or restated from time to time, “Mortgage A”), with respect to an approximate 96 acre parcel of Property (as defined in Mortgage A).

2.

Mortgage and Security Agreement from Borrower to Lender dated as of September 29, 2006, and recorded in the Official Records of Orange County, Florida (as amended, modified, supplemented or restated from time to time, “Mortgage B”), with respect to a 7.86 acre parcel of property (as defined in Mortgage B).

3.

Loan Guaranty dated as of September 29, 2006

4.

Environmental Indemnity Agreement dated as of September 29, 2006

5.

Collateral Assignment of Agreements Affecting Real Estate dated as of September 29, 2006, and recorded in the Official Records of Orange County, Florida (the “Collateral Assignment”).

7.

Joint Escrow Closing Agreement dated as of September 29, 2006

8.

Borrower’s Closing Certificate dated as of September 29, 2006.

9.

Post Closing Agreement dated as of September 29, 2006.

10.

Collateral Assignment of Development Rights (the “Assignment of Development Rights” - to be delivered to Lender per terms of Post Closing Agreement).

11.

Deed of Trust (the “Deed of Trust” - to be delivered to Lender per terms of Post Closing Agreement and recorded as additional security for the Loan against farm property in Georgia).

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EXHIBIT C - 1
LEGAL DESCRIPTION - MORTGAGE A

From a 4”x4” concrete monument with a 2 inch brass disc stamped “RLS 1585 RLS 1819” at the Northwest corner of the Northwest 1/4 of Section 31, Township 23 South, Range 29 East, Orange County, Florida, run South 00 degrees 50 minutes 25 seconds East 160.01 feet along the West boundary of said Northwest 1/4 to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186” on the South right-of-way line of Sand Lake Road (State Road 482) as described and recorded in Official Records Book 235, Page 620, Public Records Of Orange County, Florida; thence run North 89 degrees 49 minutes 21 seconds East 1040.57 feet along said South right-of-way line to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP” for the POINT OF BEGINNING; thence continue North 89 degrees 49 minutes 21 seconds East 1049.97 feet along said South right-of-way line to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run North 00 degrees 50 minutes 25 seconds West 10.00 feet along said right-of-way line to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run North 89 degrees 49 minutes 21 seconds East 563.13 feet along the South right-of-way line of Sand Lake Road (State Road 482) as described and recorded in Official Records Book 223, Page 321, Public Records Of Orange County, Florida to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run North 00 degrees 11 minutes 03 seconds West 10.00 feet along said right-of-way line to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run North 89 degrees 32 minutes 07 seconds East 400.01 feet along said right-of-way line to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run South 00 degrees 11 minutes 03 seconds East 10.00 feet along said right-of-way line to a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186”; thence run North 89 degrees 32 minutes 07 seconds East 2066.31 feet along said right-of-way line to a point on a line parallel with and 200.00 feet West of, when measured at right angles to, the East boundary of the Northeast 1/4 of the aforesaid Section 31, said point being a 4”x4” concrete monument with disc stamped “LS1585 LS1819 LS3186; thence run South 00 degrees 14 minutes 20 seconds East 987.07 feet along said parallel line to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the Northeast corner of that certain parcel of land described and recorded in Official Records Book 6983, Pages 2167 through 2172 of the Public Records of Orange County, Florida; thence along the Northerly boundary of said parcel of land with the following courses and distances, run North 89 degrees 54 minutes 59 minutes West 1144.66 feet to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the beginning of a non-tangent curve, concave Northwesterly and having a radius of 1196.00 feet; thence from a tangent bearing of South 15 degrees 58 minutes 41 seconds West run Southwesterly 887.53 feet along the arc of said curve through a central angle of 42 degrees 31 minutes 05 seconds to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the end of said curve; thence run South 58 degrees 29 minutes 46 seconds West 136.16 feet along a line 50.00 feet Southeast of and parallel with, when measured at right angles to the Southeasterly boundary of that certain Orange County Sewer Line Easement described and recorded in Official Records Book 3400, Page 1743 and Official Records Book 3406, Page 1334 and Official Records Book 3403, Page 495, Public Records of Orange County, Florida to a 4”x4” concrete monument with disc stamped “JWG LB 1”; thence run North 89 degrees 54 minutes 59 seconds West 660.26 feet to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP”; thence leaving the aforesaid Northerly boundary, run North 00 degrees 11 minutes 03 seconds West 852.08 feet to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP” at the beginning of a non-tangent curve concave Southerly and having a radius of 700.00 feet; thence from a tangent bearing of North 66 degrees 28 minutes 35 seconds West run Westerly 347.68 feet along the arc of said curve through a central angle of 28 degrees 27 minutes 28 seconds to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP” at the end of said curve; thence run North 86 degrees 47 minutes 22 seconds West 220.59 feet; thence run South 82 degrees 51 minutes 29 seconds West 811.25 feet to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP” at the beginning of a non-tangent curve, concave Southwesterly and having a radius of 2100.00 feet; thence from a tangent bearing of North 04 degrees 01 minutes 10 seconds West run Northwesterly 939.70 feet along the arc of said curve through a central angle of 25 degrees 38 minutes 19 seconds to the Point of Beginning.

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EXHIBIT C - 2
LEGAL DESCRIPTION - MORTGAGE B

From the Northeast corner of Section 31, Township 23 South, Range 29 East run South 00 degrees 14 minutes 20 seconds East 150.00 feet along the East boundary of the Northeast 1/4 of said Section 31 to a point on the south right-of-way line of State Road 482 (Sand Lake Road) as described in Official Records Book 223, Page 321 of the Public Records of Orange County, Florida; thence run South 89 degrees 32 minutes o7 seconds West 200.00; thence run South 00 degrees 14 minutes 20 seconds East 987.07 feet to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the Northeast corner of that certain parcel of land described and recorded in Official Records Book 6983, Pages 2167 through 2172 of the Public Records of Orange County, Florida; thence along the Northerly boundary of said parcel of land with the following courses and distances, run North 89 degrees 54 minutes 59 minutes West 1144.66 feet to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the beginning of a non-tangent curve, concave Northwesterly and having a radius of 1196.00 feet; thence from a tangent bearing of South 15 degrees 58 minutes 41 seconds West run Southwesterly 887.53 feet along the arc of said curve through a central angel of 42 degrees 31 minutes 05 seconds to a 4”x4” concrete monument with disc stamped “JWG LB 1” at the end of said curve; thence run South 58 degrees 29 minutes 46 seconds West 136.16 feet along a line 50.00 feet Southeast of and parallel with, when measured at right angles to the Southeasterly boundary of that certain Orange County Sewer Line Easement described and recorded in Official Records Book 3400, Page 1743 and Official Records Book 3406, Page 1334 and Official Records Book 3403, Page 495, Public Records of Orange County, Florida to a 4”x4” concrete monument with disc stamped “JWG LB 1”; thence run North 89 degrees 54 minutes 59 seconds West 169.47 feet to the POINT OF BEGINNING; thence run North 89 degrees 54 minutes 59 seconds West 490.79 feet to a 4”x4” concrete monument with disc stamped “JWG LB1 PRM PCP”; thence leaving the aforesaid Northerly boundary, run North 00 degrees 11 minutes 03 seconds West 722.82 feet; thence run South 72 degrees 24 minutes 46 seconds East 213.71 feet to the beginning of a non-tangent curve concave Southwesterly and having a radius of 679.60 feet; thence from a tangent bearing of South 72 degrees 48 minutes 40 seconds East run Southeasterly 288.19 feet along the arc of said curve through a central angle of 24 degrees 17 minutes 49 seconds to the end of said curve and the beginning of a non-tangent curve concave Southwesterly and having a radius of 508.17 feet; thence from a tangent bearing of South 45 degrees 29 minutes 25 seconds East run Southeasterly 250.01 feet along the arc of said curve through a central angle of 28 degrees 11 minutes 19 seconds to the end of said curve and the beginning of a non-tangent curve concave Northwesterly and having a radius of 285.52 feet; thence from a tangent bearing of South 17 degrees 58 minutes 40 seconds East run Southwesterly 339.86 feet along the arc of said curve through a central angle of 68 degrees 11 minutes 58 seconds to the end of said curve and the Point of Beginning.

CONTAINING:  7.860 acres, more or less

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